Exhibit 4.4(c)

SECOND SUPPLEMENTAL INDENTURE

This Supplemental Indenture, dated as of January 26, 2006 (this “Supplemental Indenture” or “Guarantee”), among the guarantors listed on Exhibit A hereto (each a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”), AMC Entertainment Inc. (together with its successors and assigns, the “Company”), each other then existing Guarantor under the Indenture referred to below, and HSBC Bank USA, National Association, as Trustee under the Indenture referred to below.

W I T N E S S E T H :

WHEREAS, the Company and the Trustee have heretofore executed and delivered an Indenture, dated as of January 16, 2002 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 23, 2004 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantors named therein and the Trustee, providing for the issuance of 9 7/8 % Senior Subordinated Notes due 2012 of the Company (the “Securities”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee and the Company are authorized to amend the Indenture, without the consent of any Securityholder, to add Guarantees with respect to the Securities or to secure the Securities;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Subsidiary Guarantors, the Company, the other Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

ARTICLE I

Definitions

SECTION 1.1 Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term “Holders” in this Guarantee shall refer to the term “Holders” as defined in the Indenture and the Trustee acting on behalf or for the benefit of such Holders. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II

Agreement to be Bound; Guarantee

SECTION 2.1 Agreement to be Bound. Each Subsidiary Guarantor hereby becomes a party to the Indenture as a Guarantor and as such will have all of the rights and be subject to all of the obligations and agreements of a Guarantor under the Indenture. Each Subsidiary Guarantor agrees to be bound by all of the provisions of the Indenture applicable to a Guarantor and to perform all of the obligations and agreements of a Guarantor under the Indenture.

SECTION 2.2 Guarantee. Each Subsidiary Guarantor agrees, on a joint and several basis with all of the existing Guarantors, to fully, unconditionally and irrevocably Guarantee to each Holder of the Securities and the Trustee the Guarantor Obligations pursuant to the First Supplemental Indenture on a senior subordinated basis.

ARTICLE III

Miscellaneous

SECTION 3.1 Notices. All notices and other communications to the Subsidiary Guarantors shall be given as provided in the Indenture to each Subsidiary Guarantor, at its address set forth in Appendix I, with a copy to the Company as provided in the Indenture for notices to the Company.

SECTION 3.2 Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

SECTION 3.3 Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 3.4 Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 3.5 Trustee not Responsible. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which is made solely by the Company.

SECTION 3.6 Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

SECTION 3.7 Headings. The headings of the Articles and the Sections in this Guarantee are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON EXHIBIT A HERETO

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

AMC ENTERTAINMENT INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

AMERICAN MULTI-CINEMA, INC.
AMC REALTY, INC.
AMC ENTERTAINMENT INTERNATIONAL, INC.
NATIONAL CINEMA NETWORK, INC.
AMC-GCT, INC.
CENTERTAINMENT, INC.
PREMIUM THEATER OF MAYFAIR, INC.
PREMIUM CINEMA OF YORKTOWN, INC.
PREMIUM THEATRE OF FRAMINGHAM, INC.
CLUB CINEMA OF MAZZA, INC.
GCT PACIFIC BEVERAGE SERVICES, INC.
AMC CARD PROCESSING SERVICES, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

HSBC BANK USA, NATIONAL ASSOCIATION, As Trustee

By:	/s/ Herawattee Alli
	Name:	Herawattee Alli
	Title:	Vice President

Exhibit A
Subsidiary Guarantors

71st & 3rd Ave. Corp. (New York)

Brick Plaza Cinemas, Inc. (New Jersey)

Cityplace Cinemas, Inc (Texas)

Crescent Advertising Corporation (New York)

Crestwood Cinemas, Inc. (Illinois)

Downtown Boston Cinemas, LLC (Delaware)

Eton Amusement Corporation (New York)

Fall River Cinema, Inc. (Massachusetts)

Farmers Cinemas, Inc. (Delaware)

Forty-Second Street Cinemas, Inc. (New York)

Fountain Cinemas, Inc. (Texas)

Gateway Cinemas, LLC (Delaware)

Hawthorne Amusement Corporation (New York)

Hinsdale Amusement Corporation (New York)

Illinois Cinemas, Inc. (Illinois)

Jersey Garden Cinemas, Inc. (New Jersey)

Kips Bay Cinemas, Inc. (Delaware)

Lance Theatre Corporation (New York)

LCE AcquisitionSub, Inc. (Delaware)

LCE Mexican Holdings, Inc. (Delaware)

Lewisville Cinemas, LLC(Delaware)

Liberty Tree Cinema Corp. (Massachusetts)

Loeks Acquisition Corp. (Delaware)

Loeks-Star Partners (Michigan)

Loews Akron Cinemas, Inc. (Delaware)

Loews Arlington Cinemas, Inc. (Delaware)

Loews Arlington West Cinemas, Inc. (Texas)

Loews Astor Plaza, Inc. (New York)

Loews Baltimore Cinemas, Inc. (Maryland)

Loews Bay Terrace Cinemas, Inc. (Delaware)

Loews Berea Cinemas, Inc. (Delaware)

Loews Boulevard Cinemas, Inc. (New York)

Loews Bristol Cinemas, Inc. (Connecticut)

Loews Broadway Cinemas, Inc. (New York)

Loews California Theatres, Inc. (New York)

Loews Centerpark Cinemas, Inc. (Maryland)

Loews Century Mall Cinemas, Inc. (Indiana)

Loews Cheri Cinemas, Inc. (Massachusetts)

Loews Cherry Tree Mall Cinemas, Inc. (Indiana)

Loews Chicago Cinemas, Inc. (Illinois)

Loews Cineplex Entertainment Corporation (Delaware)

Loews Cineplex Entertainment Gift Card Corporation (Virginia)

Loews Cineplex International Holdings, Inc. (Delaware)

Loews Cineplex Theatres Holdco, Inc. (Delaware)

Loews Cineplex Theatres, Inc. (Delaware)

Loews Cineplex U.S. Callco, LLC (Delaware)

Loews Citywalk Theatre Corporation (California)

Loews Connecticut Cinemas, Inc. (Connecticut)

Loews Crystal Run Cinemas, Inc. (New York)

Loews Deauville North Cinemas, Inc. (Texas)

Loews East Hanover Cinemas, Inc. (New Jersey)

Loews East Village Cinemas, Inc. (New York)

Loews Elmwood Cinemas, Inc. (New York)

Loews Fort Worth Cinemas, Inc. (Texas)

Loews Freehold Mall Cinemas, Inc. (New Jersey)

Loews Fresh Pond Cinemas, Inc. (Massachusetts)

Loews Garden State Cinemas, LLC (Delaware)

Loews Greenwood Cinemas, Inc. (Delaware)

Loews Houston Cinemas, Inc. (Texas)

Loews Lafayette Cinemas, Inc. (Indiana)

Loews Levittown Cinemas, Inc. (New York)

Loews Lincoln Plaza Cinemas, Inc. (Texas)

Loews Lincoln Theatre Holding Corp. (New York)

Loews Meadowland Cinemas 8, Inc. (New Jersey)

Loews Meadowland Cinemas, Inc. (New Jersey)

Loews Merrillville Cinemas, Inc. (Illinois)

Loews Montgomery Cinemas, Inc. (Pennsylvania)

Loews Mountainside Cinemas, Inc. (New Jersey)

Loews New Jersey Cinemas, Inc. (New Jersey)

Loews Newark Cinemas, Inc. (New Jersey)

Loews North Versailles Cinemas, LLC (Delaware)

Loews Orpheum Cinemas, Inc. (New York)

Loews Palisades Center Cinemas, Inc. (New York)

Loews Pentagon City Cinemas, Inc. (Virginia)

Loews Piper’s Theaters, Inc. (Illinois)

Loews Plainville Cinemas, LLC (Delaware)

Loews Richmond Mall Cinemas, Inc. (Ohio)

Loews Ridgefield Park Cinemas, Inc. (New Jersey)

Loews Rolling Meadows Cinemas, Inc. (Illinois)

Loews Roosevelt Field Cinemas, Inc. (New York)

Loews Stonybrook Cinemas, Inc. (Delaware)

Loews Theatre Management Corp. (Delaware)

Loews Theatres Clearing Corp. (Delaware)

Loews Toms River Cinemas, Inc. (New Jersey)

Loews Trylon Theatre, Inc. (New York)

Loews USA Cinemas Inc. (Delaware)

Loews Vestal Cinemas, Inc. (Delaware)

Loews Washington Cinemas, Inc. (Delaware)

Loews West Long Branch Cinemas, Inc. (New Jersey)

Loews-Hartz Music Makers Theatres, Inc. (New Jersey)

LTM New York, Inc. (Delaware)

LTM Turkish Holdings, Inc. (Delaware)

Magic Johnson Theatres Limited Partnership (California)

Methuen Cinemas, LLC (Delaware)

Mid-States Theatres, Inc. (Ohio)

Music Makers Theatres, Inc. (New Jersey)

New Brunswick Cinemas, Inc. (New Jersey)

Nickelodeon Boston, Inc. (Massachusetts)

North Star Cinemas, Inc. (Illinois)

Ohio Cinemas, LLC (Delaware)

Parkchester Amusement Corporation (New York)

Parsippany Theatre Corp. (New Jersey)

Plitt Southern Theatres, Inc. (Delaware)

Plitt Theatres, Inc. (Delaware)

Poli-New England Theatres, Inc. (Delaware)

Putnam Theatrical Corporation (New York)

Red Bank Theatre Corporation (New Jersey)

Richmond Mall Cinemas, LLC (Delaware)

RKO Century Warner Theatres, Inc. (Delaware)

Rosemont Cinemas, Inc. (Illinois)

S&J Theatres, Inc. (California)

Sack Theatres, Inc. (Massachusetts)

Skokie Cinemas, Inc. (Illinois)

South Holland Cinemas, Inc. (Illinois)

Springfield Cinemas, LLC (Delaware)

Star Theatres of Michigan, Inc. (Delaware)

Star Theatres, Inc. (Delaware)

Stroud Mall Cinemas, Inc. (Pennsylvania)

Talent Booking Agency, Inc. (New York)

The Walter Reade Organization, Inc. (Delaware)

Theater Holdings, Inc. (Delaware)

Thirty-Fourth Street Cinemas, Inc. (New York)

U.S.A. Cinemas, Inc. (Delaware)

Waterfront Cinemas, LLC (Delaware)

Webster Chicago Cinemas, Inc. (Illinois)

White Marsh Cinemas, Inc. (New Jersey)

Woodfield Cinemas, Inc. (Illinois)

Woodridge Cinemas, Inc. (Illinois)

APPENDIX I

Notices to Each Subsidiary Guarantor:

AMC Entertainment Inc.
920 Main Street
Kansas City, MO 64105
Tel: (816) 221-4000
Fax: (816) 480-2517

SUBSIDIARY GUARANTEE

Each of the undersigned (the “Guarantors”) hereby jointly and severally unconditionally guarantees, to the extent set forth in the Indenture, dated as of January 16, 2002, by and between AMC Entertainment Inc., a Delaware corporation, as issuer (the “Company”) and HSBC Bank USA, National Association, as Trustee (as amended, restated or supplemented from time to time, the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 23, 2004, and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the First Supplemental Indenture, and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in the First Supplemental Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Subsidiary Guarantee. Each Holder of the Security to which this Subsidiary Guarantee is endorsed, by accepting such Security, agrees to and shall be bound by such provisions.

[Signatures on Following Pages]

IN WITNESS WHEREOF, each of the Guarantors has caused this Subsidiary Guarantee to be signed by a duly authorized officer.

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON EXHIBIT A HERETO

By:	/s/ Craig R. Ramsey
Name:	Craig R. Ramsey
Title:	Executive Vice President and Chief
Financial Officer

Exhibit A

Subsidiary Guarantors

71st & 3rd Ave. Corp. (New York)

Brick Plaza Cinemas, Inc. (New Jersey)

Cityplace Cinemas, Inc (Texas)

Crescent Advertising Corporation (New York)

Crestwood Cinemas, Inc. (Illinois)

Downtown Boston Cinemas, LLC (Delaware)

Eton Amusement Corporation (New York)

Fall River Cinema, Inc. (Massachusetts)

Farmers Cinemas, Inc. (Delaware)

Forty-Second Street Cinemas, Inc. (New York)

Fountain Cinemas, Inc. (Texas)

Gateway Cinemas, LLC (Delaware)

Hawthorne Amusement Corporation (New York)

Hinsdale Amusement Corporation (New York)

Illinois Cinemas, Inc. (Illinois)

Jersey Garden Cinemas, Inc. (New Jersey)

Kips Bay Cinemas, Inc. (Delaware)

Lance Theatre Corporation (New York)

LCE AcquisitionSub, Inc. (Delaware)

LCE Mexican Holdings, Inc. (Delaware)

Lewisville Cinemas, LLC(Delaware)

Liberty Tree Cinema Corp. (Massachusetts)

Loeks Acquisition Corp. (Delaware)

Loeks-Star Partners (Michigan)

Loews Akron Cinemas, Inc. (Delaware)

Loews Arlington Cinemas, Inc. (Delaware)

Loews Arlington West Cinemas, Inc. (Texas)

Loews Astor Plaza, Inc. (New York)

Loews Baltimore Cinemas, Inc. (Maryland)

Loews Bay Terrace Cinemas, Inc. (Delaware)

Loews Berea Cinemas, Inc. (Delaware)

Loews Boulevard Cinemas, Inc. (New York)

Loews Bristol Cinemas, Inc. (Connecticut)

Loews Broadway Cinemas, Inc. (New York)

Loews California Theatres, Inc. (New York)

Loews Centerpark Cinemas, Inc. (Maryland)

Loews Century Mall Cinemas, Inc. (Indiana)

Loews Cheri Cinemas, Inc. (Massachusetts)

Loews Cherry Tree Mall Cinemas, Inc. (Indiana)

Loews Chicago Cinemas, Inc. (Illinois)

Loews Cineplex Entertainment Corporation (Delaware)

Loews Cineplex Entertainment Gift Card Corporation (Virginia)

Loews Cineplex International Holdings, Inc. (Delaware)

Loews Cineplex Theatres Holdco, Inc. (Delaware)

Loews Cineplex Theatres, Inc. (Delaware)

Loews Cineplex U.S. Callco, LLC (Delaware)

Loews Citywalk Theatre Corporation (California)

Loews Connecticut Cinemas, Inc. (Connecticut)

Loews Crystal Run Cinemas, Inc. (New York)

Loews Deauville North Cinemas, Inc. (Texas)

Loews East Hanover Cinemas, Inc. (New Jersey)

Loews East Village Cinemas, Inc. (New York)

Loews Elmwood Cinemas, Inc. (New York)

Loews Fort Worth Cinemas, Inc. (Texas)

Loews Freehold Mall Cinemas, Inc. (New Jersey)

Loews Fresh Pond Cinemas, Inc. (Massachusetts)

Loews Garden State Cinemas, LLC (Delaware)

Loews Greenwood Cinemas, Inc. (Delaware)

Loews Houston Cinemas, Inc. (Texas)

Loews Lafayette Cinemas, Inc. (Indiana)

Loews Levittown Cinemas, Inc. (New York)

Loews Lincoln Plaza Cinemas, Inc. (Texas)

Loews Lincoln Theatre Holding Corp. (New York)

Loews Meadowland Cinemas 8, Inc. (New Jersey)

Loews Meadowland Cinemas, Inc. (New Jersey)

Loews Merrillville Cinemas, Inc. (Illinois)

Loews Montgomery Cinemas, Inc. (Pennsylvania)

Loews Mountainside Cinemas, Inc. (New Jersey)

Loews New Jersey Cinemas, Inc. (New Jersey)

Loews Newark Cinemas, Inc. (New Jersey)

Loews North Versailles Cinemas, LLC (Delaware)

Loews Orpheum Cinemas, Inc. (New York)

Loews Palisades Center Cinemas, Inc. (New York)

Loews Pentagon City Cinemas, Inc. (Virginia)

Loews Piper’s Theaters, Inc. (Illinois)

Loews Plainville Cinemas, LLC (Delaware)

Loews Richmond Mall Cinemas, Inc. (Ohio)

Loews Ridgefield Park Cinemas, Inc. (New Jersey)

Loews Rolling Meadows Cinemas, Inc. (Illinois)

Loews Roosevelt Field Cinemas, Inc. (New York)

Loews Stonybrook Cinemas, Inc. (Delaware)

Loews Theatre Management Corp. (Delaware)

Loews Theatres Clearing Corp. (Delaware)

Loews Toms River Cinemas, Inc. (New Jersey)

Loews Trylon Theatre, Inc. (New York)

Loews USA Cinemas Inc. (Delaware)

Loews Vestal Cinemas, Inc. (Delaware)

Loews Washington Cinemas, Inc. (Delaware)

Loews West Long Branch Cinemas, Inc. (New Jersey)

Loews-Hartz Music Makers Theatres, Inc. (New Jersey)

LTM New York, Inc. (Delaware)

LTM Turkish Holdings, Inc. (Delaware)

Magic Johnson Theatres Limited Partnership (California)

Methuen Cinemas, LLC (Delaware)

Mid-States Theatres, Inc. (Ohio)

Music Makers Theatres, Inc. (New Jersey)

New Brunswick Cinemas, Inc. (New Jersey)

Nickelodeon Boston, Inc. (Massachusetts)

North Star Cinemas, Inc. (Illinois)

Ohio Cinemas, LLC (Delaware)

Parkchester Amusement Corporation (New York)

Parsippany Theatre Corp. (New Jersey)

Plitt Southern Theatres, Inc. (Delaware)

Plitt Theatres, Inc. (Delaware)

Poli-New England Theatres, Inc. (Delaware)

Putnam Theatrical Corporation (New York)

Red Bank Theatre Corporation (New Jersey)

Richmond Mall Cinemas, LLC (Delaware)

RKO Century Warner Theatres, Inc. (Delaware)

Rosemont Cinemas, Inc. (Illinois)

S&J Theatres, Inc. (California)

Sack Theatres, Inc. (Massachusetts)

Skokie Cinemas, Inc. (Illinois)

South Holland Cinemas, Inc. (Illinois)

Springfield Cinemas, LLC (Delaware)

Star Theatres of Michigan, Inc. (Delaware)

Star Theatres, Inc. (Delaware)

Stroud Mall Cinemas, Inc. (Pennsylvania)

Talent Booking Agency, Inc. (New York)

The Walter Reade Organization, Inc. (Delaware)

Theater Holdings, Inc. (Delaware)

Thirty-Fourth Street Cinemas, Inc. (New York)

U.S.A. Cinemas, Inc. (Delaware)

Waterfront Cinemas, LLC (Delaware)

Webster Chicago Cinemas, Inc. (Illinois)

White Marsh Cinemas, Inc. (New Jersey)

Woodfield Cinemas, Inc. (Illinois)

Woodridge Cinemas, Inc. (Illinois)